THE MANAGERS FUNDS
              MONEY MARKET FUND

      Supplement dated December 12, 1997
      to Prospectus dated April 1, 1997

The Prospectus is hereby supplemented as follows:

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases.....................  None
Maximum Sales Load Imposed on Reinvested Dividends .........  None
Deferred Sales Load.........................................  None
Redemption Fees.............................................  None
Exchange Fees...............................................  None

Annual Operating Expenses* (after fee waiver):

 The expenses set forth below reflect a fee waiver by the Fund Administrator of 0.20% of its fee of 0.25%. See "Expenses" in the SAI.

Management Fees............................................  0.12%
Rule 12b-1 Fees............................................  0.00%
Other Expenses.............................................  0.43%
Total Fund Operating Expenses..............................  0.55%
--------------
*Other Expenses and Total Operating Expenses
are expressed as a percentage of average net
assets of the Fund for its fiscal year ended
November 30, 1996.   These numbers do not
reflect current Fund or Fund Family asset levels and therefore are not necessarily indicative of what a current shareholder would actually pay. In the absence of the fee waiver, Other Expenses and Total Operating
Expenses, based on the Fund's fiscal 1996 average net assets of $28 million and the Portfolio's average net assets of $3.5 billion, would have been 0.63% and 0.75%, respectively.

The fee waiver may be modified or terminated at any time at the sole discretion of the Fund
Administrator. For information regarding current operating expenses of the Fund, call
(800) 835-3879.

Accordingly, the figures under the heading
Examples, are hereby updated as follows:
                  1 year   3 years     5 years       10 years
Money Market Fund..$6        $18       $31             $69
December 12, 1997





October 28, 1997